SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 24, 2000

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

         Connecticut                    001-13135             06-1475343
      (State or other                   (Commission           (IRS Employer
     jurisdiction of incorporation)     File Number)          Identification
                                                               No.)

       One State Street, Hartford, Connecticut                06102-5024
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On January 24, 2000, HSB Group, Inc. (the "Company") issued a press release reporting its fourth quarter and 1999 year-end results. Included herewith as
Exhibit 99 (i) is the Company's press release related to this announcement and such information is incorporated herein by reference.

On January 24, 2000, HSB Group, Inc. (the "Company") issued a press release reporting its declaration of a dividend of 44 cents per share, payable on April 27, 2000. Included herewith as Exhibit 99 (ii) is the Company's press release related to this announcement and such information is incorporated herein by reference.

Item 7.  Exhibits.

99 (i)  Press  release  dated  January 24, 2000.
99 (ii) Press release dated January 24, 2000.

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    HSB Group, Inc.


Dated:  January 26, 2000                           /s/ R. Kevin Price
                                                       R. Kevin Price
                                                       Senior Vice President
                                                       and Corporate Secretary